SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                TSI INCORPORATED
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid: $125.00

     (2)  Form, Schedule or Registration Statement No.:
                           Preliminary Proxy Statement

     (3)  Filing party: TSI Incorporated

     (4)  Date filed: May 24, 1996

- --------------------------------------------------------------------------------

                                TSI INCORPORATED
                      -------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                TSI INCORPORATED
                      -------------------------------------


To the Stockholders of TSI Incorporated:

PLEASE TAKE NOTICE that the Annual Meeting of stockholders of TSI Incorporated will be held on Thursday, July 18, 1996, at 3:30 p.m., Central Daylight Time, at the Corporate Offices, 500 Cardigan Road, Shoreview, Minnesota for the following purposes:


     I.  To elect three directors of the Company.

    II. To consider and act upon the matter of ratifying the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending March 31, 1997.

   III. To consider and act upon the matter of adopting the Second Amended and Restated Articles of Incorporation of the Company, which would increase the number of authorized shares of Common Stock of the Company from 8,000,000 to 30,000,000, would revise language considering the management of the Company to conform with current Minnesota law and practice, and would make the language of the Articles gender neutral and correct the Company's address.

    IV. To transact such other business as may properly come before the meeting.


Accompanying this Notice are a Proxy, Proxy Statement and a copy of the Company's Annual Report for the fiscal year ended March 31, 1996. Whether or not you expect to be present at the meeting, please sign and date the Proxy and return it in the enclosed envelope provided for that purpose. The Proxy may be revoked at any time prior to the time that it is voted. Only stockholders of record at the close of business on May 31, 1996 will be entitled to vote at the meeting.


                                    By Order of the Board of Directors




                                    Laura J. Cochrane
                                    Secretary


June 25, 1996



- --------------------------------------------------------------------------------



                                TSI INCORPORATED
                                500 CARDIGAN ROAD
                           SHOREVIEW, MINNESOTA 55126
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 18, 1996


                                   ----------
                                 PROXY STATEMENT
                                   ----------


                                     GENERAL


The Annual Meeting of stockholders of TSI Incorporated (the "Company") will be held on Thursday, July 18, 1996 at 3:30 p.m., Central Daylight Time, at the Corporate Offices, 500 Cardigan Road, Shoreview, Minnesota, for the purposes set forth in the Notice of Annual Meeting of stockholders.

The enclosed Proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail, and may also be made by directors, officers, and regular employees of the Company personally or by telephone. Any Proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Lowell D. Nystrom, Vice President and Treasurer, or by appearing in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies, and if no choice is specified, will be voted (1) in favor of the Board of Directors' nominees named in this Proxy Statement, (2) in favor of ratifying the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the current fiscal year and (3) in favor of adopting the Second Amended and Restated Articles of Incorporation of the Company, which would increase the number of authorized shares of Common Stock of the Company from 8,000,000 to 30,000,000, would revise language considering the management of the Company to conform with current Minnesota law and practice, and would make the language of the Articles gender neutral and correct the Company's address (see Exhibit A). Abstentions will be treated as shares present for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of a matter submitted to the stockholders for a vote. If a broker indicates on a Proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares shall not be considered as present and entitled to vote with respect to that matter.



Common Stock, $.10 par value ("Common Stock"), of which there were 5,612,544 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each stockholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the stockholder. Only stockholders of record at the close of business on May 31, 1996, will be entitled to vote at the meeting.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and accompanying form of Proxy are being mailed to stockholders on or about June 25, 1996.



                              ELECTION OF DIRECTORS

The Company's Articles of Incorporation establish the maximum number of directors at nine and provide that the exact number of directors shall be established by resolution by a majority of the entire Board of Directors. The Board of Directors has adopted a resolution establishing the number of directors at eight. There are presently eight directors serving on the Company's Board of Directors.


All directors of the Company serve for a term of three years or until their successors are elected and qualified. The three-year terms are staggered. The terms of office of Leroy M. Fingerson and Donald M. Sullivan expire upon the election of directors at the 1998 Annual Meeting of stockholders; the terms of office of Frank D. Dorman, Kenneth J. Roering and Lawrence J. Whalen expire upon the election of the directors at the 1997 Annual Meeting of stockholders; and the terms of office of John F. Carlson, Lowell D. Nystrom and James E. Doubles expire upon the election of the directors at the 1996 Annual Meeting of stockholders scheduled for July 18, 1996.

The Board of Directors recommends that Messrs. Carlson, Nystrom and Doubles be re-elected to serve as directors of the Company, each for a term expiring at the Annual Meeting of stockholders in 1999. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the election of Messrs. Carlson, Nystrom and Doubles as directors.

The election of each nominee requires the affirmative vote of the stockholders holding at least a majority of Common Stock voting in person or by proxy at the Annual Meeting. Although the Board of Directors has no reason to believe that Mr. Carlson, Mr. Nystrom or Mr. Doubles will be unable to serve as a director, if that contingency should occur, it is intended that the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee designated by the Board of Directors, unless the Board determines to reduce its size appropriately.


        NAME, AGE,
       AND POSITIONS           DIRECTOR                    PRINCIPAL OCCUPATION AND                      TERM OF
     WITH THE COMPANY           SINCE                     CERTAIN OTHER DIRECTORSHIPS                   DIRECTOR*
- ---------------------------- ------------- ---------------------------------------------------------- --------------

Leroy M. Fingerson--63,           1961     Chief  Executive  Officer  of the  Company  since 1961 and     1998
Chairman, Chief Executive                  Chairman  of the  Company  since  1986.  President  of the
Officer and a Director                     Company from 1961 to July, 1992.

Lowell D. Nystrom--60, Vice       1961     Vice President,  Treasurer and Chief Financial  Officer of     1999
President, Chief Financial                 the Company since 1961.
Officer, Treasurer and a
Director

Frank D. Dorman--61,              1961     Part-time  employee of the Company,  part-time  Scientist,     1997
part-time employee and a                   University  of  Minnesota  and  Consultant -- Biomedicus-
Director                                   Medtronics for more than five years.

Donald M. Sullivan--60,           1977     President  and  Chief  Executive  Officer  of MTS  Systems     1998
Director                                   Corporation,  a  manufacturer  of factory  automation  and testing  equipment.  Mr.  Sullivan  has been an officer of
                                           MTS  Systems   Corporation   for  more  than  five  years.
                                           Mr. Sullivan is a director of MTS Systems  Corporation and
                                           ADC Telecommunications, Inc.

Lawrence J. Whalen--61,           1983     Retired.   Mr.  Whalen  was  Chief  Executive  Officer  of     1997
Director                                   Minneapolis  Children's  Medical  Center,  a tertiary care pediatric  hospital,  from March, 1992 to June, 1994. From
                                           April,  1991,  to  March,  1992,   Management   Consultant
                                           specializing  in  medical  products  and  high  technology businesses.  From May,  1990,  through  April,  1991,  Mr.
                                           Whalen  was  Chief  Executive   Officer  and  Chairman  of
                                           Cascade Medical,  Inc., a  manufacturer  of  blood glucose monitoring systems.


John F. Carlson--57,             1987     Business advisor to emerging growth companies.  Mr. Carlson     1999
Director                                  was Chairman  and  CEO of Cray Research, Inc.  from 1993 to
                                          May,  1995,  and  an officer and director of Cray Research,
                                          Inc., for more than five years through May, 1995.

Kenneth J. Roering--54,          1987     Paul S. Gerot Chair in Marketing,  Professor of Marketing       1997
Director                                  in the Carlson  School of Management at the University of
                                          Minnesota  for more than five  years.  Mr.  Roering  is a
                                          director  of  Arctco  Inc.,   Mountain  Parks   Financial
                                          Corporation,  Sheldahl Inc., and Transport Corporation of
                                          America.


James E. Doubles--55,            1990     President  and Chief  Operating  Officer  of the  Company       1999
President, Chief Operating                since July,  1992;  Executive  Vice  President  and Chief
Officer and a Director                    Operating  Officer of the Company from April,  1989 until
                                          July, 1992.


- ---------------
* Assuming the Reelection or Election of the Board's Nominees



John F. Carlson and Lawrence J. Whalen are members of the Board of Directors' Audit Committee. Donald M. Sullivan is an alternate member of the Audit Committee. During fiscal 1996, this Committee met two times. The functions of the Audit Committee include recommending to the Board of Directors, subject to stockholder approval, the independent auditors; reviewing the results of the annual audit; reviewing the adequacy of accounting and financial controls; and instructing the auditors, as deemed appropriate, to undertake special assignments.


John F. Carlson, Kenneth J. Roering, Donald M. Sullivan and Lawrence J. Whalen are members of the Committee of Outside Directors. During fiscal 1996, this Committee met two times. The Committee of Outside Directors reviews and recommends to the Board of Directors salaries and incentive compensation plans for senior management. The Company's Stock Option Plan of 1992 in which employee directors participate is also administered by the Committee of Outside Directors.

During fiscal 1996, the Board of Directors of the Company met seven times. During this period all directors except Lawrence J. Whalen attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which they served. Mr. Whalen attended five of the seven board meetings and all of the meetings of committees on which he serves. The Board of Directors does not have a nominating committee.


                             EXECUTIVE COMPENSATION

The following table shows, on an accrual basis, the aggregate compensation received from the Company and its subsidiaries for the fiscal years ended March 31, 1996, 1995 and 1994, by each person who was an executive officer of the Company (a total of three people) and whose total remuneration for fiscal 1996 exceeded $100,000:

                         TABLE OF SUMMARY COMPENSATION(1)

                                                    ANNUAL                      LONG-TERM
                                                 COMPENSATION                  COMPENSATION
                                           -------------------------     ------------------------

                                                                                 Awards
                                                                         ------------------------

                                                                            Number of Shares
Name and                                                                    Underlying Stock      All Other Compensation
Principal Position              Year              Salary ($)                 Options Granted               ($)(2)
- --------------------------- -------------- ------------------------- --- ------------------------ ------------------------

Leroy M. Fingerson,             1996               208,549               3,678                             9,867
Chairman & CEO                  1995               198,009               2,544                             9,814
                                1994               189,005              12,596                             9,272

James E. Doubles,               1996               179,635               9,207                             9,683
President & COO                 1995               171,591               2,218                             9,750
                                1994               164,803               3,135                             8,326

Lowell D. Nystrom, Vice         1996               161,075               2,877                             9,423
President & CFO                 1995               154,234               1,990                             9,448
                                1994               147,849              11,813                             7,721
- ---------------



1 No other annual compensation was paid, no restricted stock was awarded and no payouts were made under any long term incentive compensation plan.


2 During fiscal 1996, the Company maintained a 401(k) profit sharing plan (the TSI Incorporated Employee Retirement and Profit Sharing Plan) for which substantially all regular employees of the Company and certain of its subsidiaries who have been employed for at least one year are eligible. Employees may make salary reduction contributions to the plan in accordance with Section 401(k) of the Internal Revenue Code. For fiscal 1996, the Company matched 50 percent of such contributions up to 3 percent of such employee's compensation and 25 percent of such contributions over 3 percent but not greater than 6 percent of such employee's compensation. In addition, the Company makes annual profit-sharing contributions to the plan as determined by the Board of Directors of the Company. For fiscal 1996, the Company made a profit-sharing (retirement) contribution equal to 4 percent of compensation paid to all eligible employees. In total, for fiscal 1996, the Company contributed $934,000 to the TSI Incorporated Employee Retirement and Profit Sharing Plan, of which $528,000 was contributed as the 4 percent of eligible compensation and $406,000 was contributed as matching funds for salary reduction contributions by employees. For fiscal 1996, the Company's profit-sharing and matching contributions to the plan for Dr. Fingerson, Mr. Doubles and Mr. Nystrom, were $9,867, $9,683, and $9,423, respectively.



     (The Company also made payments of $685,000 for fiscal 1996 under the TSI Cash Bonus Program based on a formula adopted by the Board of Directors which specifies an amount equal to 15 percent of the pretax operating earnings above 12 percent of non-cash assets employed, paid to all eligible employees except executive officers and division managers who are eligible to participate in the Management Performance Stock Option Plan.)



                   TABLE OF OPTION GRANTS IN LAST FISCAL YEAR
                                                                                           Potential Realizable Value at
                                                                                           Assumed Annual Rates of Stock
                                                                                           Price Appreciation For Option
                                   Individual Grants                                                   Term(4)
- ---------------------------------------------------------------------------------------------------------------------------
                  Number of Shares    % of Total
                     Underlying     Options Granted      Exercise or
                      Options       to Employees in      Base Price      Expiration
      Name            Granted          Fiscal Year         ($/Sh)(3)        Date             5% ($)           10% ($)
- ---------------------------------------------------------------------------------------------------------------------------
Leroy M.               3,678(1)            3.1              17.25       Apr  5, 2003          25,829           60,192
Fingerson

James E.               6,000(2)            5.1              16.75       Jan 26, 2003          40,914           95,346
Doubles                3,207(1)            2.7              17.25       Apr  5, 2003          22,521           52,484

Lowell D.              2,877(1)            2.4              17.25       Apr  5, 2003          20,204           47,083
Nystrom


- ---------------
1 Referenced options are grants of Management Performance Options which are made after the Company's financial results for the fiscal year are available, but relate to performance in the fiscal year to which this table relates and are, therefore, disclosed herein. Such options are immediately exercisable and were granted pursuant to the Management Performance Option Plan under the Stock Option Plan of 1992.

2 Options were granted under the Stock Option Plan of 1992 with an exercise price equal to the market price on the date of grant and become exercisable in 331/3 percent annual installments commencing one year from the date of grant.

3 The number, kind, and price of the shares subject to each outstanding option will be proportionately and appropriately adjusted in the event of any stock dividend, stock split, recapitalization, reclassification, or similar change in the Company's outstanding securities.

4    Based on actual option term and annual compounding.


                  TABLE OF OPTION EXERCISES AND YEAR-END VALUE
  Aggregated Options Exercises in Last Fiscal Year, and Year-End Option Value(1)
                                                                                                  Value of Unexercised
                                                           Number of Unexercised                  In-the-Money Options
                                                        Options at Fiscal Year End(1)                at Fiscal Year End(2)
                                                  ----------------------------------------- --------------------------------
                    Shares
                   Acquired           Value          Exercisable         Unexercisable       Exercisable    Unexercisable
     Name        on Exercise (#)    Realized ($)          (#)                  (#)                ($)             ($)
- ----------------------------------------------------------------------------------------------------------------------------
Leroy M.             9,000            89,786              14,240               3,000            135,284        27,501
Fingerson

James E.            13,500            83,633              14,385               7,800            145,606        24,900
Doubles

Lowell D.           13,500           167,664              12,446               3,000            117,806        27,501
Nystrom


- ---------------
1 Does not include Management Performance Options granted as of April 5, 1996, to the named executives based on their performance during fiscal 1996.

2 Represents the difference between the midpoint between the high and low reported trades on the NASDAQ National Market System of the Company's Common Stock on March 31, 1996, ($17.75), and the exercise price of the options.


EMPLOYEE STOCK PURCHASE PLAN

The Company's Employee Stock Purchase Plan of 1994 provides for the offering of Common Stock of the Company to employees of the Company and certain of its subsidiaries under the Plan at a price lower than current market price (not less than 85 percent of the lesser of the fair market value of the Company's Common Stock on the date the option is granted or on the date the option is exercised), and provides for purchase of such shares through payroll deduction. During fiscal 1996, stock options for an aggregate of 52,506 shares of Common Stock of the Company were granted under this plan. During fiscal 1996, Mr. Doubles was the only executive officer who participated in the plan. Mr. Doubles was granted a stock option for 1,400 shares that has not yet been exercised.

DIRECTOR COMPENSATION

Each director who is not also an employee of the Company currently receives cash compensation at a rate of $12,000 per year for serving on the Board. Under the Company's Stock Option Plan of 1992, directors who are not employees of the Company annually receive a non-statutory option, granted on the date of the Company's annual meeting, to purchase 1,500 shares of Common Stock at the fair market value at the date of the Company's Annual Meeting. During fiscal 1996, the outside directors, Messrs. Sullivan, Whalen, Carlson, and Roering, were each granted options to purchase 1,500 shares of Common Stock at an exercise price of $9.56 per share.


                  REPORT OF THE COMMITTEE OF OUTSIDE DIRECTORS

The Committee of Outside Directors recommends to the Board the salary levels, benefit programs and incentive compensation plans of all executive officers. Committee members consist of the four outside board members.

To maintain a consistent philosophy of compensation throughout the Company, almost all compensation programs apply to all employees of the Company. This is based on the philosophy that Company success is based on the coordinated efforts of all employees. As explained below, the only difference for executive officers is that they do not participate in the profit sharing bonus. Instead, they have a performance stock option program that provides rewards based on growth and profitability.

COMPENSATION PHILOSOPHY

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain, and reward employees who contribute to the long term success of the Company. The Company's compensation program for executive officers is based on the same three principles applicable to compensation decisions for all employees of the
Company:

     THE COMPANY PAYS COMPETITIVELY.
     The Company is committed to providing a pay program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other comparable companies and sets its pay parameters based on this review.

     THE COMPANY PAYS FOR PERFORMANCE.
     The performance based stock option program rewards executive officers based on corporate growth and profitability. In addition to comparing salaries with those of other comparable companies, salary levels are established by considering corporate performance and individual factors that take into account management effectiveness in areas not directly related to financial performance.

     THE COMPANY STRIVES FOR FAIRNESS IN THE ADMINISTRATION OF PAY.
     The Company applies its compensation philosophy worldwide. The Company strives to achieve a balance of the compensation paid to a particular executive and the compensation paid to other executives both inside the Company and at comparable companies.

COMPENSATION VEHICLES


The Company's compensation program includes cash and equity-based compensation. It has permitted the Company to successfully attract and retain key employees, the result being the ability to provide useful products and services to our customers, to enhance stockholder value, to motivate technical innovation, to foster teamwork, and to adequately reward employees.


LIMITS ON DEDUCTIBLE COMPENSATION PAYABLE TO EXECUTIVE OFFICERS
The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code") limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. The Company does not believe it will pay "compensation" within the meaning of
Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

CASH BASED COMPENSATION

     SALARY
     The Company sets base salary for all employees, including executive officers, by considering the responsibilities of each position and reviewing performance. Salaries are surveyed and compared with the mid-ranges of the aggregate of base salary and annual bonus for competitive positions in the market.

     PROFIT SHARING/RETIREMENT
     The Company provides an annual retirement contribution of four percent of credited compensation for all employees, including executive officers, or 100 percent of the Company's pre-tax income for the fiscal year, whichever is less. In addition, the Company provides matching contributions of 50 percent of employee salary reduction contributions up to 3 percent of such employee's compensation and 25 percent of such contributions over 3 percent but not greater than 6 percent of such employee's compensation.

EQUITY-BASED COMPENSATION

     INCENTIVE STOCK OPTION PROGRAM
     Approximately 15 percent of the Company's employees, including executive officers, have incentive stock options, the number depending on responsibility level and years of service. This program grants options each year totaling about 1 percent of the outstanding stock.

     MANAGEMENT PERFORMANCE STOCK OPTION PROGRAM
     Executive officers participate in a Management Performance Stock Option program. The number of shares available is based on the size of the Company and the return on equity.


     The intent of this program is to provide executive officers with a consistent long-term incentive program where the reward depends both on the performance of the Company for the current year (number of shares) and the future performance of the Company (growth in value of shares). Under this plan the number of shares available for executive officers depends on the total sales level of the Company and the return on equity achieved for each fiscal year. Granting of option shares begins at a level of 10 percent return on equity and reaches a maximum at 25 percent return on equity. For fiscal 1996, at a total sales level of $69.2 million, a maximum of 16,195 shares would have been available to grant to executive officers. Because the actual return on equity was 19.0 percent, the option shares granted to executive officers was 9,762 shares.


     QUALIFIED EMPLOYEE STOCK PURCHASE PLAN
     At a given date each year all employees who own less than 5 percent of the Company's outstanding stock can set aside a certain percentage of their salary for purchase of Company stock under a qualified Employee Stock Purchase Plan. Twelve months later, the employee can use the money set aside to purchase Company stock at 15 percent less than the market price at the beginning of the year or at the end of the year, whichever is less. Only one of the three executive officers was eligible to participate in this plan in fiscal 1996.

RATIONALE FOR CEO COMPENSATION


Dr. Leroy M. Fingerson has been CEO of the Company since its founding in 1961. Dr. Fingerson has substantial holdings in Company stock, aligning his interests very closely with those of the stockholders. His base compensation is determined using comparisons to industry data and he participates in exactly the same plans as other key executives. The committee reviews the mid-ranges of executive compensation survey data, current and historical Company performance and establishes a base salary that is considered fair and equitable. His participation in the Management Performance Stock Option Program provides incentive compensation tied to Company performance that emphasizes long-term growth of stockholder value. For fiscal 1996, Dr. Fingerson was granted stock options for 3,678 shares of Company stock under this plan. A maximum of 6,101 shares could have been granted to him if return on investment had reached 25 percent.


                                         COMMITTEE OF OUTSIDE DIRECTORS
                                         Kenneth J. Roering, Chair
                                         John F. Carlson
                                         Donald M. Sullivan
                                         Lawrence J. Whalen



                          STOCK PRICE PERFORMANCE GRAPH


Set forth on page nine is a line graph comparing the yearly percentage change in the cumulative total stockholder's return on the Company's Common Stock with the cumulative total return on the NASDAQ Stock Market (U.S.) and a Peer Group Index for the period of five fiscal years starting April 1, 1991 and ending March 31, 1996. The Peer Group Index includes all the NASDAQ U.S. companies referenced under the three digit SIC code number 382, Laboratory and Analytical Instruments. A total of 114 companies fell into this category during the five year period ended March 31, 1996, with 84 of these companies still active on March 31, 1996. This Peer Group Index was selected by the Company because it includes many similar companies engaged in comparable markets. Calculations and preparation of index data were done for the Company by the Center for Research in Securities Prices (CRSP) at the University of Chicago, using market value weighted stock prices and assuming dividend reinvestments over the five year period, as required by the Securities and Exchange Commission. The graph also shows the appropriate broad market index, which is the NASDAQ Stock Market (U.S.), as prepared by CRSP.


                Comparison of Five Year-cumulative Total Returns
                              Performance Graph for
                                TSI INCORPORATED

Prepared by the Center for Research in Security Prices
Produced on 04/24/96 including data to 03/29/96

                               [GRAPHIC OMITTED]

                                     LEGEND

CRSP Total Returns Index for:                                 03/28/91  03/31/92  03/31/93  03/31/94  03/31/95  03/29/96

TSI INCORPORATED                                                100.0      82.3      75.3     106.2     117.8     231.8
Nasdaq Stock Market (US Companies)                              100.0     127.5     146.5     158.1     175.9     238.9
NASDAQ Stocks (SIC 3820-3829 US Companies)                      100.0     120.1     111.4     125.2     153.6     199.6
Lab apparatus & Analyt, Opt, Measuring, & Controlling Instr


NOTES:

A. The lines represent annual index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D. The index level for all series was set to $100.0 on 03/28/91.



                             PRINCIPAL STOCKHOLDERS


Information as to the name and holdings of each person known by the Company to be the beneficial owner of more than 5% of its Common Stock as of May 31, 1996, each director of the Company, each of the Company's executive officers named in the Summary Compensation table in the Proxy Statement, and all executive officers and directors of the Company as a group, is set forth below. Except as indicated below, the Company believes that each of such persons has the sole (or joint with spouse) voting and investment powers with respect to such shares:



                              Name and Address                       Amount of Common                Percent
Title of Class                of Beneficial Owner                Stock Beneficially Owned            of Class
- ----------------------------- ------------------------------- -------------------------------- ---------------------

Common Stock                  First Bank System, Inc.                     593,300                     10.6
                              601 Second Ave. South
                              Minneapolis, MN 55402

Common Stock                  Leroy M. Fingerson                          374,838(1)                   6.7
                              500 Cardigan Road
                              Shoreview, MN 55126

Common Stock                  Lowell D. Nystrom                           340,790(2)                   6.1
                              500 Cardigan Road
                              Shoreview, MN 55126

Common Stock                  Frank D. Dorman                             241,968(3)                   4.3
                              301 Burntside Drive
                              Minneapolis, MN 55422

Common Stock                  James E. Doubles                             50,685(4)                   0.9

Common Stock                  Donald M. Sullivan                           17,250(5)                   0.3

Common Stock                  Kenneth J. Roering                           13,875(5)                   0.2

Common Stock                  Lawrence J. Whalen                           12,750(5)                   0.2

Common Stock                  John F. Carlson                              10,500(5)                   0.2

Common Stock                  All directors and executive               1,062,656(6)                  18.7
                              officers as a group (8 persons)



- ---------------

1 Includes 14,240 shares of Common Stock which Dr. Fingerson has the right to acquire by the exercise of stock options he holds under the Stock Option Plan of 1992.

2 Includes 12,446 shares of Common Stock which Mr. Nystrom has the right to acquire by the exercise of stock options he holds under the Stock Option Plan of 1992.

3 Includes 3,000 shares of Common Stock which Mr. Dorman has the right to acquire by the exercise of stock options he holds under the Stock Option Plan of 1992.

4 Includes 14,385 shares of Common Stock which Mr. Doubles has the right to acquire by the exercise of stock options he holds under the Stock Option Plan of 1988 and the Stock Option Plan of 1992.

5 Includes 6,000 shares of common stock that each outside director has options to acquire under the Stock Option Plan of 1992.

6 Includes 68,071 shares of Common Stock subject to stock options which are exercisable within 60 days of the date of this Proxy Statement.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                                    AUDITORS


The Board of Directors has appointed KPMG Peat Marwick LLP, who served as independent auditors of the Company for the fiscal year ended March 31, 1996, as independent auditors of the Company for the fiscal year ending March 31, 1997, it being intended that such appointment would be presented for ratification to the stockholders. In the event the stockholders do not ratify the appointment of KPMG Peat Marwick LLP, the selection of other independent auditors will be considered by the Board of Directors. The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of KPMG Peat Marwick LLP. The affirmative vote of stockholders holding at least a majority of Common Stock voting in person or by proxy at the Annual Meeting is necessary for approval. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment of KPMG Peat Marwick LLP. A representative of KPMG Peat Marwick LLP, who will have an opportunity to make a statement if he or she so desires, will be present at the meeting and will be available to respond to appropriate questions.




                            PROPOSALS OF STOCKHOLDERS

Proposals of stockholders of the Company intended to be presented at the Company's next Annual Meeting of stockholders must be received by Lowell D. Nystrom, Vice President of the Company, at the above address no later than February 22, 1997, in order for any such proposals to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.



        ADOPTION OF SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

GENERAL


The Board of Directors has approved, and recommends that the stockholders adopt, Second Amended and Restated Articles of Incorporation of the Company in the form attached to this Proxy Statement as Appendix A (the "Second Amended and Restated Articles"). The Second Amended and Restated Articles increase the number of shares of Common Stock that the Company is authorized to issue from 8,000,000 to 30,000,000, incorporate gender neutral language, correct the address of the Company's registered office, and clarify the provision relating to the management of the Company by incorporating the current statutory language.


INCREASE IN NUMBER OF SHARES AUTHORIZED

The Board of Directors believes that additional shares of Common Stock should be available for issuance by the Board of Directors from time to time for proper corporate purposes. The Company is currently authorized to issue up to 8,000,000 shares of Common Stock. As of March 30, 1996, there were 5,590,828 shares issued and outstanding and an additional 739,583 shares were reserved for issuance in connection with the Company employee benefit plans. The Second Amended and Restated Articles would increase the number of authorized shares of Common Stock to 30,000,000 shares.


The newly authorized shares of Common Stock will be issuable from time to time by action of the Board of Directors for any proper corporate purpose, without stockholder approval unless required by applicable law. These purposes include financings, payment of stock dividends, subdivision of outstanding shares through stock splits, employee stock options or bonuses, and corporate acquisitions. Issuance of additional shares could have the effect, of course, of diluting the percentage voting power of existing stockholders and, depending on the consideration for which the shares were issued, could dilute earnings per share. At the present time, the Company has no plans to issue the newly authorized shares for any new financings.


The staff of the SEC's Division of Corporation Finance has taken the position that a proposal to increase the amount of authorized capital stock could be viewed to have an anti-takeover effect and requires companies to discuss certain matters in connection with such proposals. The proposed amendment to the Articles to increase the number of authorized shares of the Common Stock is not intended to be an anti-takeover proposal. It was not prompted by an effort by anyone to gain control of the Company, and the Company is not aware of any such attempt.


If utilized by the Board of Directors as an anti-takeover measure, the additional authorized shares could be issued to make more difficult, and thus discourage, any attempt to change control of the Company through a tender offer or other transaction if the Board were to determine that such an attempt was not in the best interests of the Company. For example, additional shares of the Common Stock could be sold in private placement transactions to persons, groups or entities considered by the Board to support, or willing to agree to vote to support, the Board's careful deliberation of any proposal in the best interests of the Company and all of its stockholders, thereby diluting the voting strength of any person or entity seeking to obtain control of the Company. The additional shares authorized by the amendment would augment the Board's ability to issue existing authorized but unissued shares of the Common Stock.


CLARIFYING THE MANAGEMENT PROVISION


The Company's Articles of Incorporation currently state that "the management of this corporation shall be vested in a Board of Directors . . . ." The Minnesota
Business Corporations Act provides that "The business and affairs of a corporation shall be managed by or under the direction of a board, . . . ." In practice, the Company's officers manage the day to day affairs of the Company under the direction of the Board. The Board, therefore, believes that the Articles of Incorporation should be amended in accordance with the Minnesota Business Corporations Act and to reflect current practice. The Second Amended and Restated Articles reflect this change to Article VIII.


CERTAIN OTHER AMENDMENTS

In addition to the amendments set forth above, the Second Amended and Restated Articles make the references in the Articles of Incorporation gender neutral and correct the address of the registered office of the Company.

VOTE REQUIRED

The affirmative vote of the holders of at least 75% of the issued and outstanding shares of Common Stock is required to approve the Second Amended and Restated Articles. Abstentions and broker non-voted will not be counted as votes cast on this matter. The Board of Directors recommends that the Second Amended and Restated Articles be adopted. Unless otherwise specified, all proxies solicited by the Board of Directors will be voted FOR adoption of the Second Amended and Restated Articles.


                                  OTHER MATTERS

The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

Please sign and return promptly the enclosed Proxy in the envelope provided. The signing of a Proxy will not prevent your attending the meeting and voting in person.
                                        By Order of the Board of Directors




                                        Laura J. Cochrane
                                        Secretary
June 25, 1996


- --------------------------------------------------------------------------------

                                    EXHIBIT A

              SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                                TSI INCORPORATED



                                    ARTICLE I

         The name of this corporation is TSI Incorporated.

                                   ARTICLE II

         This corporation has been formed for general business purposes.

                                   ARTICLE III

         The corporation shall have all of the powers granted or available under the laws of the State of Minnesota and laws amendatory thereof and supplementary thereto, including but not limited to the following:

         1. The power to acquire, own, pledge, dispose of and deal in shares of capital stock, rights, bonds, debentures, notes, trust receipts and other securities, obligations, chooses in action and evidences of indebtedness or interest issued or created by any corporation (including this corporation), associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government or by any state, territory, province, municipality or other political subdivision or by any governmental agency, domestic or foreign, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

         2. The power to aid in any manner any corporation, association, firm or individual, any of whose securities, evidences of indebtedness, obligations or stock are held by the corporation directly or indirectly, or in which, or in the welfare of which, the corporation shall have any interest, and to guarantee securities, evidences of indebtedness and obligations of other persons, firms, associations and corporations.

         3. The power to carry out all or any part of the purposes of this corporation as principal or agent, or in conjunction, or as a partner or member of a partnership, syndicate or joint venture or otherwise, and in any part of the world to the same extent and as fully as natural persons might or could do.

                                   ARTICLE IV

         The duration of the corporation shall be perpetual.

                                    ARTICLE V

         The location and post office address of this corporation's registered office in this state shall be 500 Cardigan Road, Shoreview, Minnesota 55126-3996.

                                   ARTICLE VI

         The minimum amount of stated capital of this corporation shall not be less than One Thousand Dollars ($1,000.00).

                                   ARTICLE VII


         The total authorized capital stock of this corporation shall consist of thirty million (30,000,000) shares of common stock of the par value of ten cents ($.10) per share. Each holder of shares of common stock shall, at every meeting of stockholders, be entitled to one vote in person or by proxy for each share of stock held by such stockholder. All shares of common stock shall be equal in every respect.



         There shall be no cumulative voting. The stockholders of this corporation shall have no pre-emptive or preferential rights to subscribe for or purchase or receive any part of any unissued stock or securities of the corporation, whether now or hereafter authorized, or of any stock or securities issued and thereafter acquired by this corporation.


                                  ARTICLE VIII


         The business and affairs of this corporation shall be managed by or under the direction of a Board of Directors consisting of not more than nine (9) persons. The exact number of directors within the maximum limitation specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, but no decrease in the number of directors shall change the term of any director at the time thereof. The Board of Directors shall be divided into three classes, as nearly equal in number of directors as possible, as determined by the Board of Directors. Each class shall be elected for a term expiring at the annual meeting of stockholders held in the third successive year thereafter; provided, however, that at the 1986 annual meeting of stockholders one class shall be elected for a term expiring at the 1987 annual meeting of stockholders, one class for a term expiring at the 1988 annual meeting of stockholders, and one class for a term expiring at the 1989 annual meeting of stockholders. Each director shall continue in office until the annual meeting of stockholders in the year which his or her term expires and thereafter until his or her successor is duly elected and qualified, unless a prior vacancy shall occur by reason of his or her death, resignation or removal from office.

         Newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors may be filled (a) by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or (b) by the affirmative vote of the holders of a majority of the shares present and entitled to vote for the election of directors. Directors so chosen by the Board of Directors or the stockholders to fill a vacancy or newly created directorship shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been appointed or elected expires.


         Any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of this corporation entitled to vote for the election of directors.

         The affirmative vote of the holders of at least 75% of the voting power of all of the shares of this corporation entitled to vote for the election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article VIII.

                                   ARTICLE IX


         The authority to make and alter the By-Laws of this corporation is hereby vested in the Board of Directors of this corporation to the full extent permitted by law, subject, however, to the power of the stockholders of this corporation to repeal or alter such By-Laws.


         Authority is hereby conferred upon and vested in the Board of Directors of this corporation to accept or reject subscriptions for shares of its capital stock, whether such subscriptions be made before or after its incorporation. The Board of Directors shall have the authority to issue shares of stock and securities of the corporation to the full amount authorized by these Articles of Incorporation, and shall have the authority to grant and issue rights to convert securities of the corporation into shares of stock of the corporation, options to purchase shares or securities convertible into shares, warrants, and other such rights or options, and to fix the terms, provisions and conditions of such rights, options and warrants, including the option price or prices at which shares may be purchased or subscribed for and the conversion basis or bases of such rights, options and warrants.

                                    ARTICLE X


         Except as provided in Article VIII and Article XI of the Articles of Incorporation, the stockholders of this corporation may, by a majority vote of all shares issued, outstanding and entitled to vote:


                  1. Authorize the Board of Directors to sell, lease, exchange or otherwise dispose of all, or substantially all, of its property and assets, including its goodwill, upon such terms and conditions and for such considerations, which may be money, shares, bonds, or other instruments for the payment of money or other property, as the Board of Directors deems expedient and in the best interests of the corporation;

                  2. Amend the Articles of Incorporation of this corporation for any reason or lawful purpose, and in the event that any such amendment adversely affects the rights of holders of shares of different classes, the affirmative vote of a majority of each such class shall be sufficient to adopt the amendment; and

                  3. Adopt and approve an agreement of merger or consolidation presented to them by the Board of Directors.

                                   ARTICLE XI


         A. In addition to the requirements of any applicable statute, the affirmative vote of stockholders holding not less than 75% of the outstanding shares of "Voting Stock" (as hereinafter defined) shall be required for the approval of any "Business Combination" (as hereinafter defined) involving this corporation and for the approval or authorization by this corporation, in its capacity as a stockholder, of any Business Combination involving a subsidiary of this corporation which requires the approval or authorization of the stockholders of the subsidiary, provided, however, that the 75% voting requirement shall not be applicable if:


                  1. A majority of all of the "Continuing Directors" (as hereinafter defined) by vote have expressly approved the Business Combination; or

                  2. The Business Combination is a merger, consolidation, exchange of shares or sale of all or substantially all of the assets of this corporation and the cash to be received per share in the Business Combination by holders of the common stock of this corporation (other than the "Related Person", as hereinafter defined) is not less than the highest per share price (including brokerage commissions, transfer taxes, soliciting dealers' fees and dealer-management compensation) paid by the Related Person in acquiring any of its holdings of this corporation's common stock (with appropriate adjustments for recapitalizations, stock splits, stock dividends and other changes to the corporation's capital structure).

         B.       For purposes of this Article XI.

                  1.       The term "Business Combination" shall mean:

                           (a) any merger or consolidation of this corporation
                  or a subsidiary of this corporation with or into a Related Person;

                           (b) any sale, lease, exchange, transfer or other
                  disposition (in one transaction or in series of related transactions), including, without limitation, a mortgage or any other security device, of all or any "Substantial Part" (as hereinafter defined) of the assets of this corporation (including, without limitation, any voting securities of a subsidiary of this corporation) or a subsidiary of this corporation to a Related Person;

                           (c) any sale, lease, exchange, transfer or other
                  disposition (in one transaction or in a series of related transactions) of all or any Substantial Part of the assets of a Related Person to this corporation or a subsidiary of this corporation;


                           (d) any issuance, sale, exchange, transfer or other
                  disposition of any securities of this corporation or a subsidiary of this corporation to a Related Person (except common stock issuable pursuant to the exercise of employee options to purchase, for each employee, during any twelve-month period, not more than one percent of the common stock outstanding during such period), including without limitation, any exchange of shares of this corporation or a subsidiary of this corporation for shares of a Related Person which, in the absence of this Article, would have required the affirmative vote of at least a majority of the voting power of the outstanding shares of this corporation entitled to vote or the affirmative vote of this corporation in its capacity as a stockholder of the subsidiary;


                           (e) any acquisition by this corporation or a
                  subsidiary of this corporation of any securities of a Related Person or any securities of this corporation or a subsidiary of this corporation from a Related Person;

                           (f) any recapitalization or reclassification of the
                  securities of this corporation or a subsidiary of this corporation which would have the effect of increasing the voting power of the Related Person;

                           (g) any plan or proposal for the liquidation of this
                  corporation proposed by or on behalf of a Related Person; and

                           (h) any agreement, contract or other arrangement
                  providing for any of the transactions described in this definition of Business Combination.

                  2. The term "Related Person" shall mean and include any "Person" (as hereinafter defined) which, together with its "Affiliates" and "Associates" (as hereinafter defined), beneficially owns in the aggregate 20% or more of the voting power of the Voting Stock, and any Affiliate or Associate of any such Person. Beneficial ownership shall be determined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, as in effect on June 27, 1986; provided, however, a Person shall also be deemed to be the beneficial owner of (a) any shares of Voting Stock which such Person or any of its Affiliates or Associates has the right to acquire at any time pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise, and (b) any shares of Voting Stock beneficially owned by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of the shares of Voting Stock.

                  3. The term "Person" shall mean any individual, corporation, partnership or other person or entity.

                  4. The term "Affiliate", used to indicate a relationship to a specified person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

                  5. The term "Associate", used to indicate a relationship with a specified person, shall mean (a) any corporation or organization (other than this corporation or a majority-owned subsidiary of this corporation) of which such specified person is an officer or partner r is, directly or indirectly, the beneficial owner or ten percent or more of any class of equity securities, (b) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of this corporation or any of its parents or subsidiaries.

                  6. The term "Voting Stock" shall mean all outstanding shares of capital stock of this corporation entitled to vote generally in the election of directors. Each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be case by such shares.


                  7. The term "Continuing Director" shall mean any person then serving as a director of this corporation (a) who was a member of the Board of Directors of this corporation on July 17, 1986, or (b) who became a director after July 17, 1986 and whose election, or nomination for election by this corporation's stockholders was approved by a majority of all of the Continuing Directors, either by a specific vote or by approval of the proxy statement issued by this corporation on behalf of the Board of Directors in which such person is named as nominee for director; provided, however, that in no event shall a director who announces that he or she has a conflict of interest with respect to, and refrains from voting on, the Business Combination in question be deemed to be a Continuing Director for purposes of such vote.


                  8. The term "Substantial Part" shall mean more than 25% of the fair market value of the total assets of the corporation in question, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

         C. For the purposes of this Article XI, the Continuing Directors by a majority vote shall have the power to make a binding determination as to: (i) the number of shares of Voting Stock of this corporation that any person or entity beneficially owns; (ii) whether a person or entity is an Affiliate or Associate of another; (iii) whether the assets subject to any Business Combination constitute a Substantial Part; (iv) whether any Business Combination is one in which a Related Person has an interest; (v) whether the cash to be received per share by holders of common stock of this corporation other than the Related Person in a Business Combination is an amount at least equal to the highest per share price paid by the Related Person; and (vi) such other matters with respect to which a determination is required under this Article XI.

         D. The affirmative vote of the holders of at least 75% of the outstanding shares of Voting Stock of this corporation shall be required to amend or repeal, or to adopt any provision inconsistent with this Article XI.

                                   ARTICLE XII


         A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the corporation or the stockholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability under Sections 302A.559 or 80A.23 of the Minnesota Statutes; (iv) liability for any transaction from which the director derived an improper personal benefit; or (v) liability for any act or omission occurring prior to the date when this Article becomes effective. If Chapter 302A, the Minnesota Business Corporation Act, hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director or the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Chapter 302A, the Minnesota Business Corporation Act. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.